UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or

15(d) of the Securities Exchange Act of 1934

November 21, 2008

Date of Report (Date of earliest event reported)

ATMOS ENERGY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

TEXAS AND VIRGINIA	1-10042	75-1743247
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1800 THREE LINCOLN CENTRE, 5430 LBJ FREEWAY, DALLAS, TEXAS	75240
(Address of Principal Executive Offices)	(Zip Code)

(972) 934-9227

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

The following updates the description of our common stock filed on Form 8-A pursuant to the Securities Exchange Act of 1934, as amended.

General

Our authorized capital stock consists of 200,000,000 shares of common stock, no par value, of which 91,133,742 shares were outstanding on November 12, 2008. Each of our shares of common stock is entitled to one vote on all matters voted upon by shareholders. Our shareholders do not have cumulative voting rights. Our issued and outstanding shares of common stock are fully paid and nonassessable. There are no redemption or sinking fund provisions applicable to the shares of our common stock and such shares are not entitled to any preemptive rights. Since we are incorporated in both Texas and Virginia, we must comply with the laws of both states when issuing shares of our common stock.

Holders of our shares of common stock are entitled to receive such dividends as may be declared from time to time by our board of directors from our assets legally available for the payment of dividends and, upon our liquidation, a pro rata share of all of our assets available for distribution to our shareholders.

American Stock Transfer and Trust Company, LLC is the registrar and transfer agent for our common stock.

Charter and Bylaw Provisions

Some provisions of our articles of incorporation and bylaws may be deemed to have an “anti-takeover” effect. The following description of these provisions is only a summary, and we refer you to our articles of incorporation and bylaws for more information. Our articles of incorporation and bylaws are included as exhibits to our annual reports filed with the Securities and Exchange Commission (“SEC”) pursuant to the requirements of the Securities Exchange Act of 1934, as amended.

Classification of the Board. Our board of directors is divided into three classes, each of which consists, as nearly as may be possible, of one-third of the total number of directors constituting the entire board. There are currently 14 directors serving on the board. Each class of directors serves a three-year term. At each annual meeting of our shareholders, successors to the class of directors whose term expires at the annual meeting are elected for three-year terms. Our articles of incorporation prohibit cumulative voting. In general, in the absence of cumulative voting, one or more persons who hold a majority of our outstanding shares can elect all of the directors who are subject to election at any meeting of shareholders.

Removal of Directors. Our articles of incorporation and bylaws also provide that our directors may be removed only for cause and upon the affirmative vote of the holders of at least 75 percent of the shares then entitled to vote at an election of directors.

Fair Price Provisions. Article VII of our articles of incorporation provides certain “Fair Price Provisions” for our shareholders. Under Article VII, a merger, consolidation, sale of assets, share exchange, recapitalization or other similar transaction, between us or a company controlled by or under common control with us and any individual, corporation or other entity which owns or controls 10 percent or more of our voting capital stock, would be required to satisfy the condition that the aggregate consideration per share to be received in the transaction for each class of our voting capital stock be at least equal to the highest per share price, or equivalent price for any different classes or series of stock, paid by the 10 percent shareholder in acquiring any of its holdings of our stock. If a proposed transaction with a 10 percent shareholder does not meet this condition, then the transaction must be approved by the holders of at least 75 percent of the outstanding shares of voting capital stock held by our shareholders other than the 10 percent shareholder, unless a majority of the directors who were members of our board immediately prior to the time the 10 percent shareholder involved in the proposed transaction became a 10 percent shareholder have either:

•	expressly approved in advance the acquisition of the outstanding shares of our voting capital stock that caused the 10 percent shareholder to become a 10 percent shareholder, or

•	approved the transaction either in advance of or subsequent to the 10 percent shareholder becoming a 10 percent shareholder.

The provisions of Article VII may not be amended, altered, changed, or repealed except by the affirmative vote of at least 75 percent of the votes entitled to be cast thereon at a meeting of our shareholders duly called for consideration of such amendment, alteration, change, or repeal. In addition, if there is a 10 percent shareholder, such action must also be approved by the affirmative vote of at least 75 percent of the outstanding shares of our voting capital stock held by the shareholders other than the 10 percent shareholder.

Shareholder Proposals and Director Nominations. Our shareholders can submit shareholder proposals and nominate candidates for the board of directors if the shareholders follow the advance notice procedures described in our bylaws.

Shareholder proposals must be submitted to our corporate secretary at least 60 days, but not more than 85 days, before the annual meeting; provided, however, that if less than 75 days’ notice or prior public disclosure of the date of the annual meeting is given or made to shareholders, notice by the shareholder to be timely must be received by the corporate secretary not later than the close of business on the 25th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. The notice must include a description of the proposal, the shareholder’s name and address and the number of shares held, and all other information which would be required to be included in a proxy statement filed with the SEC if the shareholder were a participant in a solicitation subject to the SEC proxy rules. To be included in our proxy statement for an annual meeting, our corporate secretary must receive the proposal at least 120 days prior to the anniversary of the date we mailed the proxy statement for the prior year’s annual meeting.

To nominate directors, shareholders must submit a written notice to our corporate secretary at least 60 days, but not more than 85 days, before a scheduled meeting; provided, however, that if less than 75 days’ notice or prior public disclosure of the date of the annual meeting is given or made to shareholders, such nomination shall have been received by the corporate secretary not later than the close of business on the 25th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. The notice must include the name and address of the shareholder and of the shareholder’s nominee, the number of shares held by the shareholder, a representation that the shareholder is a holder of record of common stock entitled to vote at the meeting and that the shareholder intends to appear in person or by proxy to nominate the persons specified in the notice, a description of any arrangements between the shareholder and the shareholder’s nominee, information about the shareholder’s nominee required by the SEC and the written consent of the shareholder’s nominee to serve as a director.

Shareholder proposals and director nominations that are late or that do not include all required information may be rejected. This could prevent shareholders from bringing certain matters before an annual or special meeting or making nominations for directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATMOS ENERGY CORPORATION
(Registrant)

DATE: November 21, 2008	By:	/s/ LOUIS P. GREGORY
Louis P. Gregory
Senior Vice President and General Counsel

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